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                          NATIONWIDE(R) FAMILY OF FUNDS

                        NATIONWIDE(R) S&P 500 INDEX FUND
                       NATIONWIDE(R) SMALL CAP INDEX FUND
                     NATIONWIDE(R) MID CAP MARKET INDEX FUND
                     NATIONWIDE(R) INTERNATIONAL INDEX FUND
                          NATIONWIDE(R) BOND INDEX FUND

                 Prospectus Supplement Dated September 24, 2001
                        To Prospectus Dated March 1, 2001
   (as revised July 12, 2001 and as previously supplemented September 4, 2001)

On September 4, 2001, the combined Prospectus listed above was supplemented to reflect the fact that the shareholders of each of the Funds, except the Nationwide S&P 500 Index Fund, (the "Feeder Funds") approved proposals to change the investment advisory structure of each of these Feeder Funds. This supplement also stated that at a shareholder meeting the shareholders approved an investment advisory agreement with Villanova Mutual Fund Capital Trust ("VMF") and a subadvisory agreement with Fund Asset Management, L.P. ("FAM"), so that beginning September 24, 2001 each Feeder Fund will be managed directly by VMF and FAM. This commencement date has been postponed until October 15, 2001. Consequently, all references to September 24, 2001 in the prospectus supplement dated September 4, 2001 should be replaced with October 15, 2001.


         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE.